UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 8, 2021

Huntington Bancshares Incorporated

(Exact Name of Registrant as Specified in Charter)

Maryland	1-34073	31-0724920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41 South High Street, Columbus, Ohio 43287

(Address of Principal Executive Offices, and Zip Code)

(614) 480-2265

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Depositary Shares (each representing a 1/40th interest in a share of 5.875% Series C Non-Cumulative, perpetual preferred stock)	HBANN	NASDAQ
Depositary Shares (each representing a 1/40th interest in a share of 4.500% Series H Non-Cumulative, perpetual preferred stock)	HBANP	NASDAQ
Depositary Shares (each representing a 1/1000th interest in a share of 5.70% Series I Non-Cumulative, perpetual preferred stock)	HBANM	NASDAQ
Common Stock-Par Value $0.01 per Share	HBAN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On September 8, 2021, Huntington Bancshares Incorporated (the “Company”) completed its previously announced private offers (the “Exchange Offers”) to exchange any and all of the Company’s 4.350% Subordinated Notes due 2023 (the “2023 Notes”) and The Huntington National Bank’s 6.250% Subordinated Notes due 2022 (the “2022 Notes”), 4.600% Subordinated Notes due 2025 (the “2025 Notes”), and 4.270% Subordinated Notes due 2026 (the “2026 Notes”) that are obligations of The Huntington National Bank (collectively, the “Old Notes”) for the Company’s 2.487% Fixed-to-Fixed Rate Subordinated Notes due 2036 (the “New Notes”). Pursuant to the Exchange Offers, the aggregate principal amount of each series of Old Notes set forth below were validly tendered, accepted and cancelled:

•	$0 aggregate principal amount of 2022 Notes

•	$24,783,000 aggregate principal amount of 2023 Notes

•	$20,300,000 aggregate principal amount of 2025 Notes

•	$10,527,000 aggregate principal amount of 2026 Notes

Following such cancellations, $110,000,000 aggregate principal amount of 2022 Notes, $225,217,000 aggregate principal amount of 2023 Notes, $129,700,000 aggregate principal amount of 2025 Notes and $239,473,000 aggregate principal amount of 2026 Notes remain outstanding.

In connection with the settlement of the Exchange Offers, the Company issued $60,516,000 aggregate principal amount of New Notes in exchange for the Old Notes validly tendered and accepted by the Company. The terms of the New Notes are set forth in the Current Report on Form 8-K filed by the Company on August 16, 2021.

This Current Report on Form 8-K is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

By:	/s/ Jana J. Litsey
Name:	Jana J. Litsey
Title:	General Counsel

Date: September 8, 2021

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